[Logo] M F S (R)
INVESTMENT MANAGEMENT                                             ANNUAL REPORT
  We invented the mutual fund(R)                                  FOR YEAR ENDED
                                                                  JUNE 30, 2000




                               [Graphic Omitted]



                              MFS(R) INSTITUTIONAL
                              LARGE CAP GROWTH FUND

MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND

TRUSTEES                                                                   INVESTMENT ADVISER
Jeffrey L. Shames* - Chairman, Chief Executive Officer, and                Massachusetts Financial Services Company
Director, MFS Investment Management(R)                                     500 Boylston Street
                                                                           Boston, MA 02116-3741
Nelson J. Darling, Jr.+ - Private investor and trustee
                                                                           DISTRIBUTOR
William R. Gutow+ - Private investor and real estate consultant;           MFS Fund Distributors, Inc.
Vice Chairman, Capitol Entertainment Management Company                    500 Boylston Street
(video franchise)                                                          Boston, MA 02116-3741

CHAIRMAN AND PRESIDENT                                                     INVESTOR SERVICE
Jeffrey L. Shames*                                                         MFS Service Center, Inc.
                                                                           P.O. Box 2281
PORTFOLIO MANAGER                                                          Boston, MA 02107-9906
Stephen Pesek*
                                                                           For additional information, contact
TREASURER                                                                  your investment professional.
James O. Yost*
                                                                           CUSTODIAN
ASSISTANT TREASURERS                                                       State Street Bank and Trust Company
Mark E. Bradley*
Ellen Moynihan*                                                            AUDITORS
                                                                           Deloitte & Touche LLP
SECRETARY
Stephen E. Cavan*                                                          WORLD WIDE WEB
                                                                           www.mfs.com
ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


----------------------------------------------------------------------------------------------------------------
  NOT FDIC INSURED                               MAY LOSE VALUE                              NO BANK GUARANTEE
----------------------------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1. VOLATILITY CAN BE A GOOD THING

We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2. INVEST FOR THE LONG TERM

You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- 5, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3. INVEST REGULARLY

Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into what portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares.

And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4. DIVERSIFY

One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, i.e., move money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in 7 out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in 7 out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 17, 2000

(1) The use of a systematic investing program does not guarantee a profit or protect against a loss in declining markets. You should consider your financial ability to continue to invest through periods of low prices.

(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89,
    '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing. Please see your investment professional for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The fund commenced investment operations on February 22, 2000. In describing our overall investment style and strategy, two phrases we often use are "sustainable competitive advantage" and "flexible and opportunistic." What we seek for the portfolio are good businesses selling at reasonable valuations, and one of our definitions of a good business is one that exhibits a sustainable competitive advantage. Often that's a large market share; we tend to invest in businesses with very few competitors. A patented product is another form of competitive advantage; an example would be a pharmaceutical company with the most effective drug for a certain disease or condition. Lowest cost may be another form of sustainable competitive advantage.

Micron Technology, one of our top-10 holdings, offers an example. We believe the company has become a dominant global manufacturer of dynamic random access memory (DRAM) computer chips, which are essential components of computer hard drives, wireless phones, and other devices. According to our research, Micron's market share was about 8% in 1997 and, according to our research, it is expected to reach nearly 20% this year; globally, it is one of the two lowest-cost producers. It is also the only DRAM manufacturer that has added significant production capacity since 1996 by acquiring a chip factory from Texas Instruments. Currently, demand for DRAM chips has been outstripping supply; we feel this situation could continue for some time and lead to dramatic price increases. So we believe Micron has a sustainable competitive advantage as a result of being one of the lowest-cost producers and having a dominant market share of a product experiencing high demand.

Flexible and opportunistic are really two aspects of the same strategy. As long-term investors, we try to buy stocks we believe we can hold for three years or more. But we also recognize that the investing landscape changes daily and has become increasingly volatile in recent years, due largely to the instantaneous flow of large amounts of information. We try to be flexible and take advantage of the opportunities that the market presents, in part by purchasing stocks we believe have strong growth prospects over the long term but are undervalued over the short term -- perhaps because of some negative announcement or what we believe is a false rumor. Everything continues to be driven by our Original Research(SM); in many cases our analysts have identified companies we would like to invest in when a drop in their stock price presents us with an opportunity.

Over the first half of 2000, we think the likelihood of a slowdown in corporate earnings has risen with the Federal Reserve Board's (the Fed's) increases in interest rates. This has led us to diversify the portfolio into sectors we believe may be less exposed to the economic cycle. Two examples are health care and business services.

Our health care holdings are largely in pharmaceutical stocks such as Pharmacia and Pfizer. Short term, we expect there will continue to be a lot of rhetoric out of Washington regarding health care regulation, but in the long term we don't think that will seriously impact what our research indicates are strong earnings outlooks for our pharmaceutical holdings.

Business services companies provide services that enable larger companies to become more efficient by downsizing and outsourcing. Two examples are Computer Sciences, an information technology consulting firm, and Automatic Data Processing, which we feel is the market leader in payroll processing. In addition to their strong growth prospects, we think many business services companies offer relatively predictable, consistent revenues, as much of their work tends to come from long-term contracts.

Our long-term outlook for the fund's technology and telecommunications holdings remains bullish, although in the short term we feel some of these companies could be sensitive to an economic slowdown. A look at current spending patterns around the world offers a reason for optimism. According to our research, spending on information technology is increasing in every area of the world, and in the United States spending this year is estimated to reach nearly 5% of gross domestic product. By comparison, however, Europe will spend about half that figure, while Japan and other Asian countries will spend even less. We believe that in the long term these foreign economies will need to dramatically increase their technology spending in order to remain competitive with the United States -- and that a significant portion of that spending may go to companies in our portfolio, such as Cisco, Nortel, Corning, and Intel, that are already leaders of the communications and technology revolution.

Respectfully,

/s/ Stephen Pesek

Stephen Pesek
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Stephen Pesek is Senior Vice President of MFS Investment Management(R) and portfolio manager of Massachusetts Investors Growth Stock Fund, MFS(R) Core Growth Fund, and the Massachusetts Investors Growth Stock Series offered through MFS(R)/Sun Life annuity products. He is also a portfolio manager of MFS(R) Institutional Large Cap Growth Fund and MFS(R) Growth Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Pesek joined MFS in 1994 as a research analyst following the pharmaceutical, biotechnology, and electronics industries. He became a portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he worked for seven years at a major investment management firm as an equity analyst. He is a graduate of the University of Pennsylvania and has an M.B.A. degree from Columbia University. He is a Chartered Financial Analyst.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: February 22, 2000

Size: $15.2 million net assets as of June 30, 2000


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS - June 30, 2000

Stocks - 89.0%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 81.4%
  Banks and Credit Companies - 0.5%
    Providian Financial Corp.                                               890           $    80,100
-----------------------------------------------------------------------------------------------------
  Biotechnology - 3.7%
    Abbott Laboratories, Inc.                                             3,870           $   172,457
    Pharmacia Corp.                                                       5,045               260,763
    Waters Corp.*                                                         1,080               134,798
                                                                                          -----------
                                                                                          $   568,018
-----------------------------------------------------------------------------------------------------
  Business Machines - 2.2%
    Seagate Technology, Inc.*                                             2,620           $   144,100
    Sun Microsystems, Inc.*                                               2,050               186,422
                                                                                          -----------
                                                                                          $   330,522
-----------------------------------------------------------------------------------------------------
  Business Services - 3.6%
    Automatic Data Processing, Inc.                                       3,410           $   182,648
    BEA Systems, Inc.*                                                      500                24,719
    BISYS Group, Inc.*                                                      820                50,430
    Computer Sciences Corp.*                                              2,150               160,578
    First Data Corp.                                                      2,280               113,145
    Fiserv, Inc.*                                                           460                19,895
                                                                                          -----------
                                                                                          $   551,415
-----------------------------------------------------------------------------------------------------
  Cellular Telephones - 2.1%
    Motorola, Inc.                                                        1,950           $    56,672
    Sprint Corp. (PCS Group)*                                             3,830               227,885
    Voicestream Wireless Corp.*                                             300                34,889
                                                                                          -----------
                                                                                          $   319,446
-----------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.6%
    Compaq Computer Corp.                                                 1,490           $    38,088
    Dell Computer Corp.*                                                  4,300               212,044
                                                                                          -----------
                                                                                          $   250,132
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.2%
    Mercury Interactive Corp.*                                              430           $    41,602
    Microsoft Corp.*                                                      5,540               443,200
                                                                                          -----------
                                                                                          $   484,802
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.3%
    EMC Corp.*                                                            2,640           $   203,115
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.6%
    BMC Software, Inc.*                                                   2,320           $    84,644
    Cadence Design Systems, Inc.*                                         4,270                87,001
    Commerce One, Inc.*                                                     300                13,613
    Computer Associates International, Inc.                               2,460               125,921
    Comverse Technology, Inc.*                                            1,020                94,860
    E.piphany, Inc.*                                                        320                34,300
    Foundry Networks, Inc.*                                                 200                22,000
    I2 Technologies, Inc.*                                                   50                 5,213
    New Era of Networks, Inc.*                                              350                14,875
    Oracle Corp.*                                                         2,040               171,488
    Rational Software Corp.*                                              1,580               146,841
    Siebel Systems, Inc.*                                                   310                50,704
    StorageNetworks, Inc.*                                                   20                 1,805
    VERITAS Software Corp.*                                                  35                 3,956
                                                                                          -----------
                                                                                          $   857,221
-----------------------------------------------------------------------------------------------------
  Conglomerates - 2.4%
    Tyco International Ltd.                                               7,650           $   362,419
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 0.6%
    Clorox Co.                                                              900           $    40,331
    Philip Morris Cos., Inc.                                              1,830                48,610
                                                                                          -----------
                                                                                          $    88,941
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.8%
    Capstone Turbine Corp.*                                                  20           $       901
    Emerson Electric Co.                                                    560                33,810
    General Electric Co.                                                  4,620               244,860
                                                                                          -----------
                                                                                          $   279,571
-----------------------------------------------------------------------------------------------------
  Electronics - 9.4%
    Altera Corp.*                                                           700           $    71,356
    Analog Devices, Inc.*                                                   910                69,160
    Applied Materials, Inc.*                                                320                29,000
    Atmel Corp.*                                                          1,040                38,350
    Flextronics International Ltd.*                                       2,070               142,183
    Intel Corp.                                                           2,550               340,903
    Lam Research Corp.*                                                   2,470                92,625
    LSI Logic Corp.*                                                      2,630               142,349
    Micron Technology, Inc.*                                              4,040               355,773
    National Semiconductor Corp.*                                         2,200               124,850
    Sanmina Corp.*                                                          320                27,360
                                                                                          -----------
                                                                                          $ 1,433,909
-----------------------------------------------------------------------------------------------------
  Energy - 0.3%
    Dynegy, Inc.                                                            660           $    45,086
-----------------------------------------------------------------------------------------------------
  Entertainment - 3.2%
    Infinity Broadcasting Corp., "A"*                                     1,650           $    60,122
    Time Warner, Inc.                                                     1,430               108,680
    USA Networks, Inc.*                                                   5,590               120,884
    Viacom, Inc., "B"*                                                    2,930               199,789
                                                                                          -----------
                                                                                          $   489,475
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 3.3%
    American Express Co.                                                    620           $    32,318
    Associates First Capital Corp., "A"                                   2,810                62,698
    Citigroup, Inc.                                                       2,360               142,190
    Freddie Mac Corp.                                                     3,630               147,015
    Morgan Stanley Dean Witter & Co.                                        100                 8,325
    State Street Corp.                                                      960               101,820
                                                                                          -----------
                                                                                          $   494,366
-----------------------------------------------------------------------------------------------------
  Financial Services - 1.1%
    AXA Financial, Inc.                                                   4,800           $   163,200
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.8%
    Anheuser-Busch Cos., Inc.                                             1,750           $   130,703
    Coca-Cola Co.                                                         2,590               148,763
                                                                                          -----------
                                                                                          $   279,466
-----------------------------------------------------------------------------------------------------
  Healthcare - 0.6%
    HCA Health Care Co.*                                                  2,800           $    85,050
-----------------------------------------------------------------------------------------------------
  Insurance - 2.1%
    American International Group, Inc.                                    1,790           $   210,325
    Hartford Financial Services Group, Inc.                               1,200                67,125
    Marsh & McLennan Cos., Inc.                                             430                44,908
                                                                                          -----------
                                                                                          $   322,358
-----------------------------------------------------------------------------------------------------
  Internet - 2.3%
    Art Technology Group, Inc.*                                             200           $    20,188
    Juniper Networks, Inc.*                                                 200                29,112
    VeriSign, Inc.*                                                       1,715               302,697
                                                                                          -----------
                                                                                          $   351,997
-----------------------------------------------------------------------------------------------------
  Machinery - 0.4%
    Deere & Co., Inc.                                                     1,770           $    65,490
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.1%
    Alza Corp.*                                                             620           $    36,657
    American Home Products Corp.                                          4,120               242,050
    Bausch & Lomb, Inc.                                                   1,000                77,375
    Bristol-Myers Squibb Co.                                              2,420               140,965
    Pfizer, Inc.                                                          5,732               275,136
                                                                                          -----------
                                                                                          $   772,183
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 0.7%
    Genzyme Corp.*                                                          320           $    19,020
    PE Corp. - PE Biosystems Group                                        1,330                87,614
                                                                                          -----------
                                                                                          $   106,634
-----------------------------------------------------------------------------------------------------
  Oil Services - 2.4%
    Baker Hughes, Inc.                                                    3,840           $   122,880
    Global Marine, Inc.*                                                  2,660                74,979
    Halliburton Co.                                                       2,410               113,722
    Noble Drilling Corp.*                                                 1,440                59,310
                                                                                          -----------
                                                                                          $   370,891
-----------------------------------------------------------------------------------------------------
  Oils - 1.4%
    Apache Corp.                                                            410           $    24,113
    Coastal Corp.                                                         1,400                85,225
    Transocean Sedco Forex, Inc.                                          1,830                97,791
                                                                                          -----------
                                                                                          $   207,129
-----------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.3%
    Sepracor, Inc.*                                                         430           $    51,869
-----------------------------------------------------------------------------------------------------
  Retail - 2.2%
    CVS Corp.                                                             4,980           $   199,200
    Office Depot, Inc.*                                                     560                 3,500
    RadioShack Corp.                                                      2,040                96,645
    Wal-Mart Stores, Inc.                                                   650                37,456
                                                                                          -----------
                                                                                          $   336,801
-----------------------------------------------------------------------------------------------------
  Supermarkets - 2.1%
    Kroger Co.*                                                           3,390           $    74,792
    Safeway, Inc.*                                                        5,500               248,187
                                                                                          -----------
                                                                                          $   322,979
-----------------------------------------------------------------------------------------------------
  Telecommunications - 11.5%
    Alltel Corp.                                                            650           $    40,259
    Amdocs Ltd.*                                                            780                59,865
    American Tower Corp., "A"*                                            3,230               134,651
    AT&T Corp., "A"*                                                      3,460                83,905
    Cabletron Systems, Inc.*                                              1,070                27,018
    Cisco Systems, Inc.*                                                  6,260               397,901
    Corning, Inc.                                                         1,000               269,875
    JDS Uniphase Corp.*                                                     100                11,988
    Level 3 Communications, Inc.*                                           420                36,960
    Metromedia Fiber Network, Inc., "A"*                                  4,370               173,434
    NEXTEL Communications, Inc.*                                          1,400                85,662
    Nextlink Communications, Inc., "A"*                                   2,020                76,634
    NTL, Inc.*                                                            1,800               107,775
    Tellabs, Inc.*                                                        1,100                75,281
    UnitedGlobalCom, Inc.*                                                  660                30,855
    Vignette Corp.*                                                         300                15,605
    WorldCom, Inc.*                                                       2,700               123,862
                                                                                          -----------
                                                                                          $ 1,751,530
-----------------------------------------------------------------------------------------------------
  Telecommunications and Cable - 0.9%
    Comcast Corp., "A"*                                                   3,200           $   129,600
-----------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.6%
    AES Corp.*                                                            5,260           $   239,987
-----------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.1%
    Enron Corp.                                                             160           $    10,320
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                         $12,406,022
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 7.6%
  Bermuda - 0.8%
    Global Crossing Ltd. (Telecommunications)*                            4,960           $   130,510
-----------------------------------------------------------------------------------------------------
  Canada - 2.6%
    Nortel Networks Corp. (Telecommunications)                            5,850           $   399,262
-----------------------------------------------------------------------------------------------------
  Israel - 0.9%
    Check Point Software Technologies Ltd. (Computer
      Software - Services)*                                                 630           $   133,403
-----------------------------------------------------------------------------------------------------
  Japan - 0.3%
    Fast Retailing Co. (Retail)                                             100           $    41,855
-----------------------------------------------------------------------------------------------------
  Netherlands - 1.4%
    Royal Dutch Petroleum Co. (Oils)                                      3,410           $   211,913
-----------------------------------------------------------------------------------------------------
  Sweden - 0.2%
    Telefonaktiebolaget LM Ericsson AB (Telecommunications)               1,250           $    24,745
-----------------------------------------------------------------------------------------------------
  United Kingdom - 1.4%
    HSBC Holdings PLC (Banks and Credit Cos.)*                            2,800           $    31,997
    Vodafone AirTouch PLC (Telecommunications)*                          46,730               188,726
                                                                                          -----------
                                                                                          $   220,723
-----------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                      $ 1,162,411
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $13,289,209)                                               $13,568,433
-----------------------------------------------------------------------------------------------------

Short-Term Obligation - 13.0%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/03/00, at Amortized Cost             $ 1,981            $ 1,980,277
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $15,269,486)                                          $15,548,710

Other Assets, Less Liabilities - (2.0)%                                                      (306,389)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $15,242,321
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------------------------------------------
JUNE 30, 2000
------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $15,269,486)                                                 $15,548,710
  Cash                                                                                                      30,470
  Foreign currency, at value (identified cost, $6,192)                                                       6,527
  Receivable for investments sold                                                                          146,479
  Dividends receivable                                                                                       2,913
  Receivable from investment adviser                                                                        22,744
                                                                                                       -----------
      Total assets                                                                                     $15,757,843
                                                                                                       -----------
Liabilities:
  Payable for investments purchased                                                                    $   495,116
  Payable to affiliates -
    Management fee                                                                                             309
    Administrative fee                                                                                           7
    Shareholder servicing agent fee                                                                              3
  Accrued expenses and other liabilities                                                                    20,087
                                                                                                       -----------
      Total liabilities                                                                                $   515,522
                                                                                                       -----------
Net assets                                                                                             $15,242,321
                                                                                                       ===========
Net assets consist of:
  Paid-in capital                                                                                      $15,410,879
  Unrealized appreciation on investments and translation of assets and liabilities
    in foreign currencies                                                                                  279,500
  Accumulated net realized loss on investments and foreign currency transactions                          (467,539)
  Accumulated undistributed net investment income                                                           19,481
                                                                                                       -----------
      Total                                                                                            $15,242,321
                                                                                                       ===========
Shares of beneficial interest outstanding                                                               1,542,723
                                                                                                        =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                                                $9.88
                                                                                                          =====

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Operations
---------------------------------------------------------------------------------------------
PERIOD ENDED JUNE 30, 2000*
---------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest income                                                                 $  24,289
    Dividend income                                                                     8,214
    Foreign taxes withheld                                                               (117)
                                                                                    ---------
      Total investment income                                                       $  32,386
                                                                                    ---------
  Expenses -
    Management fee                                                                  $  16,032
    Shareholder servicing agent fee                                                       160
    Administrative fee                                                                    363
    Custodian fee                                                                       1,729
    Printing                                                                            3,600
    Auditing fees                                                                      14,000
    Legal fees                                                                            450
    Registration fees                                                                   2,114
    Miscellaneous                                                                       1,550
                                                                                    ---------
      Total expenses                                                                $  39,998
    Fees paid indirectly                                                                 (153)
    Reduction of expenses by investment adviser                                       (27,943)
                                                                                    ---------
      Net expenses                                                                  $  11,902
                                                                                    ---------
        Net investment income                                                       $  20,484
                                                                                    ---------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
      Investment transactions                                                       $(467,538)
      Foreign currency transactions                                                    (1,004)
                                                                                    ---------
    Net realized loss on investments and foreign currency transactions              $(468,542)
                                                                                    ---------
  Change in unrealized appreciation - Investments                                   $ 279,224
      Translation of assets and liabilities in foreign currencies                         276
                                                                                    ---------
    Net unrealized gain on investments and foreign currency translation             $ 279,500
                                                                                    ---------
      Net realized and unrealized loss on investments and foreign currency          $(189,042)
                                                                                    ---------
        Decrease in net assets from operations                                      $(168,558)
                                                                                    =========

* For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------
PERIOD ENDED JUNE 30, 2000*
----------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                                        $    20,484
  Net realized loss on investments and foreign currency transactions                              (468,542)
  Net unrealized gain on investments and foreign currency translation                              279,500
                                                                                               -----------
    Decrease in net assets from operations                                                     $  (168,558)
                                                                                               -----------
Net increase in net assets from fund share transactions                                        $15,410,879
                                                                                               -----------
      Total increase in net assets                                                             $15,242,321
Net assets:
  At beginning of period                                                                              --
                                                                                               -----------
  At end of period (including accumulated undistributed net investment income of $19,481)      $15,242,321
                                                                                               ===========

* For the period from the commencement of the fund's investment operations, February 22, 2000, through
  June 30, 2000.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
----------------------------------------------------------------------------------------
                                                                            PERIOD ENDED
                                                                          JUNE 30, 2000*
----------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value - beginning of period                                             $10.00
Income from investment operations# -
  Net investment income(S)                                                          0.03
  Net realized and unrealized loss on investments and foreign currency             (0.15)
                                                                                  ------
    Total from investment operations                                              $(0.12)
                                                                                  ------
Net asset value - end of period                                                   $ 9.88
                                                                                  ======
Total return                                                                       (1.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                        0.57%+
  Net investment income                                                             0.96%+
Portfolio turnover                                                                    98%
Net assets at end of period (000 Omitted)                                        $15,242

  (S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05%
      of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the period indicated. To the extent actual expenses were over this limitation and the waiver had been in place, net investment loss per share and the ratios would have been:

    Net investment loss                                                           $(0.01)
    Ratios (to average net assets):
      Expenses##                                                                    1.87%+
      Net investment loss                                                          (0.34)%+

 * For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Large Cap Growth Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2000, there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. During the period ended June 30, 2000, $1,003 was reclassified from accumulated undistributed net investment income to accumulated undistributed net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for foreign currency transactions. This change had no effect on the net assets or net asset value per share.

At June 30, 2000, the fund, for federal income tax purposes, had a capital loss carryforward of $159,246 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2008.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

The fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund incurs an administrative fee at the following annual percentages of the fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $18,554,811 and $4,797,986, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $15,577,779
                                                                   -----------
Gross unrealized depreciation                                      $  (371,320)
Gross unrealized appreciation                                          342,251
                                                                   -----------
    Net unrealized depreciation                                    $   (29,069)
                                                                   ===========

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                           PERIOD ENDED JUNE 30, 2000*
                                           --------------------------
                                              SHARES           AMOUNT
---------------------------------------------------------------------
Shares sold                                 1,542,723    $  15,410,879
                                            =========    =============

*For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.

(6) Line of Credit
The fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the period ended June 30, 2000, was $101. The fund had no significant borrowings during the period.

INDEPENDENT AUDITOR'S REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of MFS Institutional Large Cap Growth Fund (one of the series comprising MFS Institutional Trust), including the portfolio of investments, as of June 30, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the commencement of investment operations, February 22, 2000, through June 30, 2000. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of June 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Large Cap Growth Fund as of June 30, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the period from the commencement of investment operations, February 22, 2000, through June 30, 2000 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 10, 2000

(C)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                                  ILG-2 8/00 400